Exhibit 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph Nemelka, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that the Quarterly Report of EVETSCO, INC. on Form 10-Q for the period ended June 30, 2008:

1-

Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2-

The information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of EVETSCO, INC.

By: /s/ Joseph Nemelka

Name:

Joseph Nemelka

Title:

Chief Executive Officer and Chief Financial Officer

Date:

August 12, 2008

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the small business issuer and will be retained by the small business issuer and furnished to the Securities and Exchange Commission or its staff upon request.